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                                                                   Exhibit 10(a)


             [LETTERHEAD OF SUTHERLAND, ASBILL & BRENNAN, L.L.P.]

                               October 9, 1997

State Farm Life Insurance Company
One State Farm Plaza
Bloomington, Illinois 61710-0001

        Re: State Farm Life Insurance Company
            Variable Annuity Separate Account
            ---------------------------------

Ladies and Gentlemen:

        We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Pre-Effective Amendment No. 1 to Form N-4 for State Farm Life Insurance Company Variable Annuity Separate Account. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                Very truly yours,

                                SUTHERLAND, ASBILL & BRENNAN LLP

                                By: /s/ Stephen E. Roth
                                    -----------------------------
                                        Stephen E. Roth